Exhibit 10.21

SIXTH AMENDMENT TO TERM LOAN, GUARANTY AND SECURITY AGREEMENT
This SIXTH AMENDMENT TO TERM LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 12, 2017, and is entered into by and among TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation (“Parent”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”; and together with Parent, individually, “US Borrower,” and individually and collectively, jointly and severally, “US Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach,” also referred to hereinafter as “UK Borrower”; and together with US Borrowers, individually, “Borrower,” and individually and collectively, “Borrowers”), VTB HOLDINGS, INC., a Delaware corporation (“VTB”, individually, a “US Guarantor,” and individually and collectively, jointly and severally, “US Guarantors”; and together with US Borrowers, individually, a “UK Guarantor,” and individually and collectively, jointly and severally, “UK Guarantors”; UK Guarantors and US Guarantors, individually, a “Guarantor,” and individually and collectively, “Guarantors”), CRYSTAL FINANCIAL SPV LLC, CRYSTAL FINANCIAL LLC and the other lenders party to the Term Loan Agreement (as such term is defined below) from time to time (collectively, “Lenders”), and CRYSTAL FINANCIAL LLC, as agent, collateral agent and security trustee for Lenders (in such capacities, together with its successors and assigns in such capacities, “Agent”).
WHEREAS, Borrowers, Guarantors, Agent, and Lenders have entered into that certain Term Loan, Guaranty and Security Agreement, dated as of July 22, 2015, as amended by that certain First Amendment to Term Loan, Guaranty and Security Agreement, dated as of November 2, 2015 (the “First Amendment”), as amended by that certain Second Amendment to Term Loan, Guaranty and Security Agreement, dated as of December 1, 2015 (the “Second Amendment”), as amended by that certain Third Amendment to Term Loan, Guaranty and Security Agreement, dated as of February 1, 2016 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Term Loan, Guaranty and Security Agreement, dated as of June 17, 2016 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Term Loan, Guaranty and Security Agreement, dated as of October 31, 2016 (the “Fifth Amendment”, and as may be further amended, restated, or otherwise modified from time to time, the “Term Loan Agreement”); and
WHEREAS, Borrowers have requested that Agent and Lenders agree to enter into certain amendments to the Term Loan Agreement.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Term Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I

DEFINITIONS
Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Term Loan Agreement, as amended hereby.
ARTICLE II

AMENDMENTS TO TERM LOAN AGREEMENT
2.01.    New/Amended Definitions.
(a)    Section 1.1 of the Term Loan Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

Dutch Pledge: as defined in the Sixth Amendment.
Dutch Security Agreements: the Dutch Pledge and each pledge agreement or other similar agreement, instrument or document governed by the laws of the Netherlands now or hereafter securing (or given with the intent to secure) any Obligations.
Sixth Amendment: that certain Sixth Amendment to Term Loan, Guaranty and Security Agreement, dated as of May 12, 2017, by and among Borrowers, Guarantors, Lenders and Agent.
Sixth Amendment Effective Date: as defined in the Sixth Amendment.
(b)    The definition of “Eligible UK In-Transit Inventory” set forth in Section 1.1 of the Term Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
Eligible UK In-Transit Inventory: has the meaning set forth in the ABL Revolver Loan Agreement without giving effect to any amendments or modifications of such definition or any component definitions (or any sub-component definitions) thereof which creates additional ABL Availability; provided that, in order for any Inventory to constitute Eligible UK In-Transit Inventory it must be subject to duly perfected first priority Lien (subject to the Intercreditor Agreement) in favor of Agent under Applicable Law (including, with respect to Inventory located in the Netherlands, the laws of the Netherlands and England and Wales).
(c)    The definition of “Security Documents” set forth in Section 1.1 of the Term Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
Security Documents: the Guaranties, Mortgages, UK Security Agreements, Dutch Security Agreements, Deposit Account Control Agreements, IP Security Agreements and all other documents, instruments and agreements now or hereafter securing (or given with the intent to secure) any Obligations.
(d)    Section 10.2 (Negative Covenants) of the Term Loan Agreement is hereby amended by inserting the following new Section 10.2.21 immediately after Section 10.2.20 thereof:
10.2.21    UK Inventory/Lien Waivers. Permit the Obligors to (i) have any Inventory be in transit to a location within the United Kingdom, unless the UK Borrower shall have executed a Lien Waiver in form and substance satisfactory to the Agent with each warehouseman, processor, shipper, customs broker or freight forwarder in the United Kingdom that has executed a Lien Waiver in favor of the ABL Revolver Agent, including, without limitation, Kuehne + Nagel Limited, (ii) enter into any Lien Waiver with any warehouseman, processor, shipper, customs broker or freight forwarder in favor of the ABL Revolver Agent, unless the Agent is party to such Lien Waiver or such Obligor executes and delivers a Lien Waiver in form and substance satisfactory to the Agent with each such warehouseman, processor, shipper, customs broker or freight forwarder that is reasonably similar to the Lien Waiver in favor of the ABL Revolver Agent or (iii) have any Collateral be held by (x) American International Cargo Services Inc. or its affiliates or (y) Kuehne + Nagel, Inc. at its locations in Cranbury, NJ and Rialto, CA, unless the Agent is party to the Lien Waivers in favor of the ABL Revolver Agent or such Obligor executes and delivers Lien Waivers in form and substance satisfactory to the Agent that are reasonably similar to the Lien Waivers in favor of the ABL Revolver Agent.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
Each Obligor hereby represents and warrants to Agent and each Lender, as of the date hereof, as follows:
3.01.    Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Term Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.
3.02.    No Defaults. After giving effect to this Amendment, each Obligor is in compliance with all terms and conditions of the Term Loan Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.
3.03.    Authority and Pending Actions. The execution, delivery, and performance by each Obligor of this Amendment has been duly authorized by each such Obligor (as applicable) and there is no action pending or any judgment, order, or decree in effect which is likely to restrain, prevent, or impose materially adverse conditions upon the performance by any Obligor of its obligations under the Term Loan Agreement or the other Loan Documents.
3.04.    Enforceability. This Amendment constitutes the legal, valid, and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.
3.05.    UK Inventory/Lien Waivers. The Obligors do not maintain or have (i) any Inventory that is in-transit to a location of the Obligors within the United Kingdom or (ii) any Collateral that is held by any of the following warehouseman, processors, shippers, customs broker or freight forwarders or their affiliates: (x) American International Cargo Services, Inc. or (y) CaseStack, Inc. The Obligors have not executed any Lien Waiver in favor of the ABL Revolver Agent with any warehouseman, processor, shipper, customs broker or freight forwarder of any of the Obligors, except (i) the Specified US In-Transit Lien Waivers (as such term is defined below), (ii) that certain Imported Goods Agreement dated July 9, 2015, by and among the U.K. Borrower, Kuehn + Nagel Limited and the ABL Revolver Agent, (iii) the Lien Waiver delivered on the date hereof in favor of the ABL Revolver Agent and the Agent with respect to the UK Borrower’s warehouse operator in the Netherlands, (iv) (x) that certain Imported Goods Agreement and warehouseman agreement with American International Cargo Services Inc. and (y) those certain warehouseman agreements with Kuehne + Nagel, Inc. with respect to locations in Cranbury, NJ and Rialto, CA (provided that the Obligors agree that (I) American International Cargo Services, Inc. no longer holds any Collateral and (II) Kuehne + Nagel, Inc. no longer holds any Collateral at the locations in Cranbury, NJ and Rialto, CA).
ARTICLE IV

CONDITIONS PRECEDENT AND FURTHER ACTIONS
4.01.    Conditions Precedent. This Amendment shall not be binding upon Agent, Lenders or any Obligor until each of the following conditions precedent have been satisfied in form and substance satisfactory to Agent (such date, the “Sixth Amendment Effective Date”):
(a)    The representations and warranties contained herein and in the Term Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof, after giving effect to this Amendment, as if made on such date, except for such representations and warranties limited by their terms to a specific date;
(b)    Each Obligor shall have delivered to the Agent duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Obligors, the Agent, and the Lenders;
(c)    Obligors shall have delivered to Agent a fully-executed copy of an amendment to the ABL Revolver Loan Agreement substantially similar to this Amendment (the “Twelfth Amendment to ABL Revolver Loan Agreement”) and otherwise acceptable to Agent and Lenders;
(d)    Agent shall have received a Lien Waiver from the UK Borrower’s warehouse operator in the Netherlands;

(e)    UK Borrower shall have delivered to Agent duly executed counterparts of a Dutch law pledge of its Inventory (the “Dutch Pledge”);
(f)    Agent shall have received a certificate of a director of the UK Borrower, certifying (i) either (A) that the UK Borrower’s Organic Documents have not been amended since they were last delivered to the Agent; or (B) that attached copies of the UK Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as show; (ii) that an attached copy of resolutions of its board of directors and all the holders of its Equity Interests authorizing execution and delivery of the Dutch Pledge, this Amendment and any documents ancillary to the Dutch Pledge or this Amendment, is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment; and (iii) to the title, name and signature of each Person authorized to sign the Dutch Pledge, this Amendment and any documents ancillary to the Dutch Pledge or this Amendment;
(g)    Agent shall have received written opinions in form and substance reasonably satisfactory to Agent from NautaDutilh as to Dutch law; and
(h)    The Agent shall have received: (i) an imported goods agreement with Kuehne & Nagel, Inc., and (ii) warehouseman agreements with (x) A&J Programming, (y) Kuehne + Nagel, Inc. with respect to its location in Southhaven, MS, and (z) Cexchange, LLC with respect to locations in Carrollton, TX and Coppell, TX (collectively, the “Specified US In-Transit Lien Waivers”).
4.02.    Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to affect the purposes of this Amendment.
ARTICLE V

COSTS AND EXPENSES
Without limiting the terms and conditions of the Loan Documents, notwithstanding anything in the Loan Documents to the contrary, Obligors jointly and severally agree to pay on demand: (a) all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant to this Amendment and any and all subsequent amendments, modifications, and supplements to this Amendment, including, without limitation, the reasonable costs and fees of Agent’s legal counsel; and (b) all reasonable costs and expenses reasonably incurred by Agent in connection with the enforcement or preservation of any rights under the Term Loan Agreement, this Amendment, and/or the other Loan Documents, including, without limitation, the reasonable costs and fees of Agent’s legal counsel.
ARTICLE VI

MISCELLANEOUS
6.01.    No Course of Dealing. The amendments set forth herein are a one-time accommodation only and relate only to the matters set forth in Article II herein. The amendments are not amendments to any other deviation of the terms and conditions of the Term Loan Agreement or any other Loan Document unless otherwise expressly agreed to by Agent and Lenders in writing.
6.02.    Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.
6.03.    Instrument Pursuant to Term Loan Agreement. This Amendment is a Loan Document executed pursuant to the Term Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Term Loan Agreement. Any failure by Obligors to comply with any of the terms and conditions of this Amendment shall constitute an immediate Event of Default.
6.04.    Acknowledgment of the Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Obligor with all of the provisions of this Amendment: (a) are within the powers and purposes of such Obligor; (b) have been duly authorized or approved by the board of directors (or other appropriate governing body) of such Obligor; and (c) when executed and delivered by or on behalf of such Obligor will constitute valid and binding obligations of such Obligor, enforceable in accordance with its terms. Each Obligor reaffirms its obligations to perform and pay all amounts due to Agent or Lenders under the Loan Documents (including, without limitation, its obligations under any promissory note evidencing any of the Loans) in accordance with the terms thereof, as amended and modified hereby.
6.05.    Loan Documents Unmodified. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Document specifically referred to by such amendments. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Term Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to Agent, for the benefit of Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Term Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.
6.06.    Parties, Successors and Assigns. This Amendment represents the agreement of Obligors, Agent and each Lender signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and assigns, except that (a) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 14.3 of the Term Loan Agreement.
6.07.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals.
6.08.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.
6.09.    Miscellaneous. This Amendment is subject to the general provisions set forth in the Term Loan Agreement, including, but not limited to, Sections 15.14, 15.15, and 15.16.
6.10.    Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.
6.11.    Release.
(a)    EACH OBLIGOR HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT, LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE

DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH, A “CLAIM”) THAT SUCH OBLIGOR MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (1) OCCURRED PRIOR TO OR ON THE DATE OF THIS AMENDMENT AND (2) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE TERM LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.
(b)    EACH OBLIGOR INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
(c)    EACH OBLIGOR ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.
6.12.    Total Agreement. This Amendment, the Term Loan Agreement, and all other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter hereof.
6.13.    Amendment to ABL Revolver Loan Agreement. Each of the undersigned Lenders and Agent hereby acknowledge that as of the Sixth Amendment Effective Date, the Obligors, the ABL Revolver Agent and the ABL Revolver Lenders are agreeing to the Twelfth Amendment to Loan, Guaranty and Security Agreement in the form attached hereto as Annex I. The Agent and the Lenders hereby acknowledge and consent to the Twelfth Amendment to Loan, Guaranty and Security Agreement, including, without limitation, for purposes of the Intercreditor Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.
BORROWERS:

TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation

By: /s/ John Hanson
Name:    John Hanson
Title:    Chief Financial Officer

VOYETRA TURTLE BEACH, INC.,
a Delaware corporation

By: /s/ John Hanson
Name:    John Hanson
Title:    Chief Financial Officer

TURTLE BEACH EUROPE LIMITED,
a company limited by shares and incorporated in England and Wales with company number 03819186

By: /s/ John Hanson
Name:    John Hanson
Title:    Chief Financial Officer

AGENT AND LENDERS:

CRYSTAL FINANCIAL LLC, as Agent

By: /s/ Mirko Andric
Name:    Mirko Andric
Title:    Managing Director

CRYSTAL FINANCIAL SPV LLC, as a Lender

By: /s/ Mirko Andric
Name:    Mirko Andric
Title:    Managing Director

CRYSTAL FINANCIAL LLC, as a Lender

By: /s/ Mirko Andric
Name:    Mirko Andric
Title:    Managing Director

GUARANTOR CONSENT
The undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of the foregoing Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the foregoing Amendment, each reference in any Loan Document to the “Term Loan Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to the Term Loan Agreement, as amended by the foregoing Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to any Security Documents to which it is a party shall continue in full force and effect, (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby, and (d) agrees to be bound by the release set forth in Section 6.11 of the Amendment.
VTB HOLDINGS, INC.,
a Delaware corporation

By: /s/ John Hanson
Name:    John Hanson
Title:    Chief Financial Officer

ANNEX I
TWELFTH AMENDMENT
TO
LOAN, GUARANTY AND SECURITY AGREEMENT
Attached hereto